United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): August 7, 1998



AUTO-GRAPHICS, INC.
(Exact name of registrant as specified in its charter)


California                   0-4431                 95-2105641
State or Other               Commission             I.R.S. Employer
Jurisdiction                 File Number            Identification
of Incorporation                                    Number


3201 Temple Avenue
Pomona, California                                  91768-3200
Address of Principal                                Zip Code
Executive Offices


Registrant's telephone number:	(909) 595-7204

FORM 8-K

ITEM 4.   Changes in Registrant's Certifying Accountant

On August 6, 1998, Auto-Graphics, Inc. (the "Company") was notified by Ernst & Young LLP that such firm would not stand for re-election for the fiscal year ending December 31, 1998 and also tendered its resignation as the Company's independent auditors.

A. Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:

(i) On August 7, 1998, the Company received written notification from Ernst & Young LLP dated August 6, 1998 that such firm would not stand for re-election for the fiscal year ending December 31, 1998 and was tendering its resignation as the Company's independent auditors.

(ii) The reports of Ernst & Young on the Company's financial statements for each of the past two years were unqualified and contained no adverse opinion or disclaimer of opinion and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The Company's Board of Directors has accepted the resignation of Ernst & Young LLP as the Company's independent auditors and have authorized management to recommend the engagement of a new independent auditor.

(iv) There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and its independent auditors during the Company's two most recent fiscal years or subsequent thereto.

(v) No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred.

B. No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

C. In accordance with the requirements of Item 304(a)(3) of Regulation S-K, Ernst & Young LLP has been provided with a copy of the foregoing disclosures and has provided a letter addressed to the Securities and Exchange Commission required by said item and said letter dated
August 13, 1998, is attached as an exhibit hereto.

A successor firm to serve as independent auditors for the Company is expected to be selected in the near future.



ITEM 7.   Exhibits

Letter to the Securities and Exchange Commission from the Company's former independent auditors, Ernst & Young LLP, dated August 13, 1998 regarding its concurrence with statements made by the Company in this report on Form 8-K concerning their decision to not stand for re-election and resignation as the Company's independent auditors provided pursuant to Item 304(a)(3) of Regulation S-K. (See Exhibit A)




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUTO-GRAPHICS, INC.
                                               (Registrant)



Date:  August 13, 1998                      By:  ss/Robert S. Cope
                                                 Robert S. Cope, President,
                                                 Treasurer, and Director


Date:  August 13, 1998                      By:  ss/Daniel E. Luebben
                                                 Daniel E. Luebben
                                                 Vice President, Chief
                                                 Financial Officer &
                                                 Secretary